SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2011
Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28790
(Commission File Number)

87-0429962
(I.R.S. Employer Identification No.)

100 Overlook Drive,
2nd Floor
Princeton, New Jersey 08540
(Address of principal executive offices)

(800) 611-3388
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant’s Business and Operations

None

SECTION 2. Financial Information

None

SECTION 3. Securities and Trading Markets

None

SECTION 4. Matters Related to Accountants and Financial Statements

None

SECTION 5. Corporate Governance and Management

Item 5.07 Submissions of Matters to a Vote of Security Holders

On November 10, 2011, PhytoMedical Technologies, Inc. (the “Company”), held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders approved the following proposals:

1. The election of two directors to serve for a term of one year:

	Shares For	% For	Shares Against	% Against	Shares Withheld	% Withheld
Mr. Amit S. Dang	105,924,750	70.39	12,369,272	8.22	282,313	0.19
Mr. Jeet Sidhu	105,880,050	70.36	12,418,511	8.25	277,7774	0.18

2. The amendment to the Company’s Articles of Incorporation to change the name of the Company to “Ceres Ventures, Inc.”:

Shares For	% For	Shares Against	% Against	Shares Abstain	% Abstain
146,491,485	97.35	3,747,105	2.49	239,079	0.16

3. The authorization of the Board of Directors to execute a reverse stock split of the Company’s common stock on the basis of one-for-fifty:

Shares For	% For	Shares Against	% Against	Shares Abstain	% Abstain
128,436,715	85.35	21,775,033	14.47	259,739	0.17

4. The ratification of Peterson Sullivan, LLP so serve as the Company’s independent auditor for the 2011 fiscal year:

Shares For	% For	Shares Against	% Against	Shares Abstain	% Abstain
148,269,159	98.53	2,004,742	1.33	203,786	0.14

5. To transact any and all other business that may properly come before the Annual Meeting:

Shares For	% For	Shares Against	% Against	Shares Abstain	% Abstain
133,372,185	88.63	3,814,779	2.54	13,284,523	8.83

Other than the five proposals listed above, no other proposals were voted on by stockholders at the Annual Meeting.

SECTION 6. [Reserved]

N/A.

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

On November 10, 2011, the Company held its Annual Meeting; the agenda of the meeting is attached as Exhibit 99.1 to this Form 8-K.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” “scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8. Other Events

None

SECTION 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

99.1	Agenda for PhytoMedical Technologies, Inc. 2011 Annual Meeting held on November10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 10, 2011.

PhytoMedical Technologies, Inc.

By:     /s/  Amit S. Dang
Name:      Amit S. Dang
Title:        President and Chief Executive Officer